Novo Integrated Sciences Hires U.S. Business Development Director for U.S. Expansion

BELLEVUE, Wash., December 18, 2017 (GLOBE NEWSWIRE) – Novo Integrated Sciences, Inc. (OTCQB:NVOS) (“Novo Integrated Sciences” or “the Company”), a provider of multi-disciplinary primary healthcare services and products in Canada through its wholly-owned Canadian subsidiary Novo Healthnet Limited, announced the hire of J’Von Spann as Director of U.S. Business Development and Operations.

Chris David, Novo Integrated Sciences’ President, stated, “Our company is expanding its product and service offering into the United States and we are pleased to have J’Von join our senior management team. J’Von’s impressive career and his commitment to implementing our U.S. growth strategy through targeted acquisitions make him an excellent cultural fit for our team. We look forward to having his expertise and knowledge onboard and know J’Von will be a very valuable component of our continued growth.”

Mr. Spann has over 25 years of senior management experience working primarily in the healthcare, human resources, and telecommunications sectors. Most recently, Mr. Spann founded JSA Consulting Services, a boutique management consulting firm focused on strategic planning for organizational development and business growth strategies.

About Novo Integrated Sciences, Inc. and Novo Healthnet Limited

Effective May 9, 2017, Novo Integrated Sciences, Inc. (“Novo Integrated Sciences”) (formerly known as Turbine Truck Engines, Inc., an alternative-energy technology development enterprise) closed a Share Exchange Agreement with the shareholders of Novo Healthnet Limited (“Novo”), an Ontario province Canada corporation, making Novo a wholly-owned foreign subsidiary of Novo Integrated Sciences.

We provide specialized physiotherapy, chiropractic care, occupational therapy, eldercare, laser therapeutics, massage therapy, acupuncture, chiropodist, neurological functions, kinesiology and dental services to our clients. Our multi-disciplinary primary healthcare services and protocols are directed at assessment, treatment, management, rehabilitation and prevention through our 14 corporate owned clinics, 150 affiliate clinics, retirement homes, long-term care facilities and institutional locations throughout Canada. Directly and indirectly through our contractual relationships, we provide our specialized services to over 300,000 patients annually.

Our mission is to build a Canada and U.S. based multi-disciplinary primary healthcare service provider that provides certain high-quality specialized healthcare services and products through the integration of technology and medical science.

For more information concerning Novo Integrated Sciences, Inc., please visit www.novointegrated.com. For more information on Novo Healthnet Limited, please visit www.novohealthnet.com. Also, any visit to www.ttengines.com will be re-directed to www.novointegrated.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo Integrated Sciences’ filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo Integrated Sciences’ control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo Integrated Sciences’ current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo Integrated Sciences assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

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Chris David

President

Novo Integrated Sciences, Inc.
cdavid@novointegrated.com
(206) 617-9797